EMERALD
MUTUAL FUNDS
DRIVEN BY RESEARCH
SINCE 1992

PO Box 211230, Eagan, MN 55121-9984

VOTE ONLINE

1. Read the proxy statement.
2. Go to:
   www.proxyvotenow.com/emerald
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and havethe proxy card at hand.
2. Call toll-free 877 718-7240.
3. Follow the simple instructions.

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided

↓ Please detach at perforation before mailing. ↓

<FUND NAME PRINTS HERE>
FINANCIAL INVESTORS TRUST
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 11, 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the above-referenced Fund (the “Fund”) hereby appoints each of Lucas Foss, Brendan Hamill and Paul Holland, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Funds, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on September 11, 2025 at 1290 Broadway, Suite 1000, Denver, CO 80203 at 10:00 a.m. Mountain Time (the “Meeting”). and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. **IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF.**

CONTROL NUMBER [ ]

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

[ ]

Signature(s) and Title(s), if applicable   Sign in the box above

Date ____________________________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on September 11, 2025

The Proxy Statement for this Meeting is available at: https://proxyvotinginfo.com/p/FIT2025

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.PLEASE CAST YOUR VOTE *TODAY!*

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THEREVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ **Please detach at perforation before mailing.** ↓

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.
If no specification is made, this proxy shall be voted "FOR" the proposal.
The Board of Trustees has voted in favor of the proposal and recommends that you vote "FOR" the proposal.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization of the Emerald Growth Fund (the "Acquired Fund") into a corresponding newly created series (the "Acquiring Fund") of The RBB Fund, Inc., pursuant to which the Acquired Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Acquiring Fund, in exchange for shares of a corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities and obligations of the Acquired Fund, as described in the Agreement and Plan of Reorganization, followed by the distribution of the Acquiring Fund's shares of each class to the Acquired Fund's Shareholders of the corresponding class in complete liquidation of the Acquired Fund.	☐	☐	☐

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY INTERNET OR PHONE. IF YOU VOTE BY INTERNET OR PHONE, YOU DO NOT NEED TO RETURN THIS CARD.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on September 11, 2025

The Proxy Statement for this Meeting is available at: https://proxyvotinginfo.com/p/FIT2025

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ **Please detach at perforation before mailing.** ↓

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.
If no specification is made, this proxy shall be voted "FOR" the proposal.
The Board of Trustees has voted in favor of the proposal and recommends that you vote "FOR" the proposal.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization of the Emerald Finance and Banking Innovation Fund (the "Acquired Fund") into the Emerald Banking & Finance Evolution Fund (the "Acquiring Fund"), a corresponding newly created series of The RBB Fund, Inc., pursuant to which the Acquired Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Acquiring Fund, in exchange for shares of a corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities and obligations of the Acquired Fund, as described in the Agreement and Plan of Reorganization, followed by the distribution of the Acquiring Fund's shares of each class to the Acquired Fund's Shareholders of the corresponding class in complete liquidation of the Acquired Fund.	☐	☐	☐

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY INTERNET OR PHONE. IF YOU VOTE BY INTERNET OR PHONE, YOU DO NOT NEED TO RETURN THIS CARD.

EMERALD MUTUAL FUNDS
DRIVEN BY RESEARCH
SINCE 1992

PO Box 211230, Eagan, MN 55121-9984

VOTE ONLINE

1. Read the proxy statement.
2. Go to: www.proxyvotenow.com/emerald
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and havethe proxy card at hand.
2. Call toll-free 877 718-7240.
3. Follow the simple instructions.

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided

↓ **Please detach at perforation before mailing.** ↓

EMERALD INSIGHTS FUND
FINANCIAL INVESTORS TRUST
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 11, 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the above-referenced Fund (the "Fund") hereby appoints each of Lucas Foss, Brendan Hamill and Paul Holland, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Funds, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on September 11, 2025 at 1290 Broadway, Suite 1000, Denver, CO 80203 at 10:15 a.m. Mountain Time (the "Meeting"). and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. **IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF.**

CONTROL NUMBER ____________

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable   Sign in the box above

Date ____________________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on September 11, 2025

The Proxy Statement for this Meeting is available at: https://proxyvotinginfo.com/p/insights2025

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ **Please detach at perforation before mailing** ↓

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.
If no specification is made, this proxy shall be voted "FOR" the proposal.
The Board of Trustees has voted in favor of the proposal and recommends that you vote "FOR" the proposal.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

	FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition by a newly created series of The RBB Fund, Inc., F/m Emerald Special Situations ETF, of all of the assets and assumptions of the liabilities of the Emerald Insights Fund, in exchange solely for the shares of the F/m Emerald Special Situations ETF; (ii) the pro rata distribution of such shares to the shareholders of the Emerald Insights Fund; and (iii) the complete liquidation and dissolution of the Emerald Insights Fund.	☐	☐	☐

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY INTERNET OR PHONE. IF YOU VOTE BY INTERNET OR PHONE, YOU DO NOT NEED TO RETURN THIS CARD.